CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Elegant Concrete, Inc, a Nevada corporation (the "Company"), on Form 10-QSB for the year ended March 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Alan Hillsberg, Chief Executive Officer of the Company, certify, pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/      Alan Hillsberg
-------------------------------
Alan Hillsberg
Chief Executive Officer
May 20, 2003

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Elegant Concrete, Inc, a Nevada corporation (the "Company"), on Form 10-QSB for the year ended March 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Anthony Costanzo, Chief Financial Officer of the Company, certify, pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/      Anthony Costanzo
-------------------------------
Anthony Costanzo
Chief Financial Officer
May 20, 2003